UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2021

Aclaris Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37581	46-0571712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

640 Lee Road, Suite 200

Wayne, PA 19087

(Address of principal executive offices, including zip code)

(484) 324-7933

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.00001 par value	ACRS	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 2, 2021, Aclaris Therapeutics, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and nine months ended September 30, 2021. A copy of this press release is furnished herewith as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 2.02 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)                                 Retirement of Kamil Ali-Jackson as Chief Legal Officer, Chief Compliance Officer, and Corporate Secretary

On November 1, 2021, Ms. Ali-Jackson notified the Company that she will retire from her position as the Chief Legal Officer, Chief Compliance Officer and Corporate Secretary of the Company, effective January 3, 2022 (the “Retirement Date”).

In connection with Ms. Ali-Jackson’s retirement, on November 1, 2021, the Company and Ms. Ali-Jackson entered into a Severance Agreement containing a release of claims against the Company and the following severance benefits: (a) an amount equal to her annual base salary plus her 2021 target bonus and accrued but unpaid vacation, paid as a lump sum on the Retirement Date, less applicable deductions; (b) payment of the cost of health insurance premiums for 12 months; (c) acceleration of vesting to the Retirement Date of options and restricted stock units held by her, to the extent the award would have vested had she remained employed through March 31, 2022; and (d) additional acceleration of vesting to the Retirement Date of currently outstanding restricted stock units held by her, with respect to a number of shares equal to (i) $156,560 divided by (ii) the fair market value of the Company’s common stock on the Retirement Date. In addition, the Company has agreed to extend the exercise period for Ms. Ali-Jackson’s vested options from 90 days to 180 days from the Retirement Date.

The foregoing description of the Severance Agreement is not complete and is qualified in its entirety by reference to the Severance Agreement, which the Company intends to file as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2021.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description
99.1	Press Release, dated November 2, 2021.
104	The cover page from Aclaris Therapeutics, Inc.’s Form 8-K filed on November 2, 2021, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACLARIS THERAPEUTICS, INC.

	By:	/s/ Frank Ruffo
Date: November 2, 2021		Frank Ruffo Chief Financial Officer

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